
REAL BREWED TEA
Long Island
NON GMO
Long Island
ICED TEA
LEMON

LONG ISLAND ICED TEA CORP.

COMPANY PRESENTATION
JANUARY 2017

Nasdaq
TICKER: LTEA

DISCLAIMER

THIS PRESENTATION CONTAINS "FORWARD-LOOKING STATEMENTS." THESE FORWARD-LOOKING STATEMENTS INVOLVE SIGNIFICANT RISKS AND UNCERTAINTIES THAT COULD CAUSE THE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THE EXPECTED RESULTS. ACTUAL RESULTS MAY DIFFER FROM EXPECTATIONS, ESTIMATES AND PROJECTIONS AND, CONSEQUENTLY, YOU SHOULD NOT RELY ON THESE FORWARD LOOKING STATEMENTS AS PREDICTIONS OF FUTURE EVENTS. WORDS SUCH AS "EXPECT," "ESTIMATE," "PROJECT," "BUDGET," "FORECAST," "ANTICIPATE," "INTEND," "PLAN," "MAY," "WILL," "COULD," "SHOULD," "BELIEVES," "PREDICTS," "POTENTIAL," "CONTINUE," AND SIMILAR EXPRESSIONS ARE INTENDED TO IDENTIFY SUCH FORWARD-LOOKING STATEMENTS.

LIIT UNDERTAKES NO OBLIGATION TO UPDATE OR REVISE ANY FORWARD-LOOKING STATEMENTS, WHETHER AS A RESULT OF NEW INFORMATION, FUTURE EVENTS OR OTHERWISE. IMPORTANT FACTORS, AMONG OTHERS, THAT MAY AFFECT ACTUAL RESULTS INCLUDE: POSSIBLE ACCOUNTING ADJUSTMENTS MADE IN THE PROCESS OF FINALIZING REPORTED FINANCIAL RESULTS; LIIT'S ABILITY TO IMPLEMENT ITS BUSINESS PLAN; LIIT OBTAINING THE NECESSARY FINANCING TO OPERATE ITS BUSINESS; LOSS OF KEY PERSONNEL; CHANGES IN ECONOMIC CONDITIONS GENERALLY; LEGISLATIVE AND REGULATORY CHANGES; AND THE DEGREE AND NATURE OF LIIT'S COMPETITION.

LIIT MAKES NO REPRESENTATION OR WARRANTY AS TO THE ACCURACY OR COMPLETENESS OF THE INFORMATION CONTAINED IN THIS PRESENTATION. THIS PRESENTATION IS NOT INTENDED TO BE ALL-INCLUSIVE OR TO CONTAIN ALL THE INFORMATION THAT A PERSON MAY DESIRE IN CONSIDERING AN INVESTMENT IN LIIT AND IS NOT INTENDED TO FORM THE BASIS OF ANY INVESTMENT DECISION IN LIIT.

THIS PRESENTATION SHALL NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY ANY SECURITIES, NOR SHALL THERE BE ANY SALE OF SECURITIES IN ANY JURISDICTIONS IN WHICH SUCH OFFER, SOLICITATION OR SALE WOULD BE UNLAWFUL PRIOR TO REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF ANY SUCH JURISDICTION.

A SIMPLE STORY

Key Company Statistics:

- Headquartered in Hicksville, New York (Long Island)
- Listed on Nasdaq under symbol LTEA
- Uplisted to Nasdaq in July 2016
- $32mn market capitalization
  - 7.7mn shares outstanding
  - No debt


Long Island
ICED TEA
LEMON

LONG ISLAND ICED TEA®'S global mission is:

taking an **iconic name** with **global recognition;**

building a brand with **unique top of mind awareness;**

stirring in a drink to meet **shifting consumer demands;** and

adding a **proven management team.**

Note: Market and financial data as of January 4, 2017

A GLOBALLY RECOGNIZED NAME

Our iconic name **LONG ISLAND ICED TEA** is known throughout the world.
To build that awareness from scratch could cost hundreds of millions of dollars



4th most popular cocktail beverage in the US[1]



Legend has it, the Long Island Iced Tea cocktail was invented in 1972 by Robert (Rosebud) Butt in a competition at the Oak Beach Inn in Long Island

1) *Nielsen CGA, On-Premise Consumer Survey, 2016*

CONSUMERS ARE SHIFTING TO WHERE WE ARE POSITIONED

Carbonated Beverages Declining

"Coke's Namesake Sodas See Declines in Key Markets" – April 2016[1]
"PepsiCo CEO: We're Reducing Our Reliance on Colas for Sales" – April 2016[2]





THE ORIGINAL
Long Island
ICED TEA.
PEACH

BETTER FOR YOU:

- ✓ CANE SUGAR
- ✓ NON-GMO
- ✓ GLUTEN-FREE
- ✓ ALL-NATURAL INGREDIENTS
- ✓ DIETS: NO ASPARTAME



GLUTEN FREE
NON GMO
PURIFIED WATER
100% CANE SUGAR

Authentic Tea Taste

1) Associated Press, "Coke's Namesake Sodas See Declines in Key Markets" April 20, 2016
2) Seattle Times, "PepsiCo CEO: We're Reducing Our Reliance on Colas for Sales" April 18, 2016

"HEALTH AND WELLNESS" GROWTH RECOGNIZED BY NIELSEN

Across Nielsen's 64 total "Health and Wellness" attributes (food and beverages):
LTEA sits within top short & long-term growth categories

Sales Growth vs. Year Ago[1]		
5.	Corn-Free	39.4%
12.	Hormone / Antibiotic-Free	17.2%
14.	Non-GMO	16.4%
15.	Gluten-Free	15.4%
18.	Natural	11.6%
22.	No Artificial Color / Flavor	10.0%

Sales Growth 4-Year CAGR[1]		
6.	Corn-Free	45.4%
11.	Gluten-Free	16.2%
12.	Non-GMO	16.1%
14.	Hormone / Antibiotic-Free	14.1%
16.	Natural	11.6%
19.	No Artificial Color / Flavor	10.0%



IN THE WELLNESS SWEET SPOT

GLUTEN FREE

NON GMO

PURIFIED WATER

100% CANE SUGAR

1) Nielsen, "Nielsen Wellness Claims" December 2015

A PROVEN TEAM WITH CATEGORY RELEVANT EXPERIENCE

Senior team with over 100 years of beverage and consumer goods experience



Philip Thomas (CEO & Director)

- Over 20+ years of beverage experience
- Revitalized a 45 year old family owned food and beverage distribution business, **Magnum Enterprises**, in 2003 by creating strategic partnerships with **Coca-Cola** and **Vitamin Water**
- Founded **Capital Link** in 2005, involved in a nationally recognized ATM processing network that funds over 13,000 ATMs



Julian Davidson, CA (Executive Chairman)

- 25 years in the beverage industry, primarily in Australia and New Zealand
- CEO of **Independent Liquor NZ** (7 years - NZ/US/CAN) - sold to **Asahi** in 2011 for $1.5bn
- Transitioned Independent Liquor NZ from single focus RTD business to multi-beverage business (RTD's/Beer/Cider/Spirits)
- Previously spent 15 years at **Lion Nathan**, an Australasian brewery subsidiary of **Kirin Holdings**



Richard Allen, CPA (CFO)

- 10+ years in senior roles at **Snapple** and **Cadbury Schweppes** including CFO of Snapple Beverage Group, General Manager of Pacific Snapple Distributors and SVP of Business Development and M&A for Cadbury Schweppes Americas Beverages
- Previously spent over 15 years at **RJR Nabisco** in various audit, accounting and analytic positions culminating in Vice President and Corporate Assistant Controller



Peter Dydensborg (COO)

- 30+ years of experience in the distribution and building of brands within large corporations, including **Kellogg's**, **The Keebler Company**, **Coca Cola** and **Thomas' English Muffins**
- Previously the Director of Sales for **Phoenix Beverages** - 2004 until joining LIIT in 2014
- Senior Zone Manager at Keebler (which was later acquired by Kellogg's) - 1994 to 2004



Joseph Caramele (VP, National Sales & Marketing)

- Nearly 10 years of iced tea experience with **Arizona Beverages USA**, most recently as Executive National Sales Director
- Managed team of 85 individuals and portfolio of over 100 accounts totaling $750mn in sales

A PROVEN TEAM WITH CATEGORY RELEVANT EXPERIENCE

Strategic Advisory Board

Tom Cardella
- Former President and CEO of **Tenth and Blake Beer Company**, an independent division of **MillerCoors** focused on craft and import beers
- Former Chairman of the **Jacob Leinenkugel Brewing Company**
- Serves on the Board for the **Green Bay Packers**

John Carson
- Former President of **Cadbury Schweppes** North America
- Former President, CEO and Chairman of **Marbo** and **Triarc Beverages**
- Led acquisition of **Snapple Beverages** as Chairman of Triarc (RC Cola)
- Sold the entire beverage portfolio of Triarc to Cadbury Schweppes

Dan Holland
- Involved in beverage consumer packaged goods for nearly 40 years-distribution, manufacturing, successful entrepreneurial brands
- Former CEO of **XXIV Karat Wines**
- Former President and CEO of **The Rising Beverage Co**
- Served President of **Mission Beverage** for 15 years

Bert Moore
- Managing partner at **WiderLens**, a high-end strategic brand consultancy
- Former CEO of **StrawberryFrog NYC**, a leading marketing agency
- Former partner and Chief Strategy Officer at **Deutsch New York**
- Former Global Chief Strategy Officer for **Lowe & Partners**

Bump Williams
- President and CEO of **The BWC Company**, a beverage consulting company
- Former President of Global Consulting at **Information Resources, Inc.** (IRI)
- Former Head of Analytics and National Accounts at **A.C. Nielsen Company**
- Developed a National Sales Program at **Procter & Gamble**

Board of Directors

Phil Thomas (CEO & Director)

Julian Davidson (Executive Chairman)

Tom Cardella

Edward Hanson
- Has served as a principal of **Global Partners Fund**, a private equity fund investing in asset-backed businesses, since 2009
- Former director of **Babcock & Brown (UK) Ltd.**, a principal investment firm headquartered in Sydney, Australia

Kerry Kennedy
- An American human rights activist and writer, and established the **Robert F. Kennedy Memorial Center for Human Rights** in 1988
- Serves on the Boards of Directors of the United States Institute of Peace, a Senate confirmed position

Richard Roberts
- Co-founded a regulatory consulting firm, **Roberts, Raheb & Gradler**
- Previously a partner with the law firm **Thelen Reid & Priest LLP** and a consultant at **Princeton Venture Research**
- Former Commissioner of the **Securities and Exchange Commission**
- Member of the Alabama Bar and the District of Columbia Bar

Paul Vassilakos
- Founded and currently operates **Petrina Advisors**, a privately held advisory firm providing investment banking services
- Prior experience includes investment banking at **Citigroup**

A BRAND WITH TOP OF MIND AWARENESS THAT WE OWN

BRAND


Long Island
ICED TEA
GREEN TEA & HONEY

WE OWN THE TRADEMARK ®


United States of America
United States Patent and Trademark Office

LONG ISLAND ICED TEA

Reg. No. 4,943,056
Registered Apr. 19, 2016
Int. Cl.: 30
TRADEMARK
SUPPLEMENTAL REGISTER

US Patent and Trademark Office:

"For: Beverages made of Tea, Beverages with a Tea Base, Fruit Teas, Tea-Based Beverages, Tea-Based Beverages with Fruit Flavoring, in Class 30"

COMPANY HISTORY

JUL 2011 - DEC 2013

Proof of concept
Trademark security & development

2014

First external capital & employee
Brand & packaging re-launch
First marketing investment

2015



ShopRite entry
Gallons launched
ESPN program

2016

Listed on NASDAQ
® LTEA Trademark registered
Regional chain entry
Food Lion – 1,000+ stores
(Biggest win in company history)
Announced new 18oz bottle design
Announced Alo Juice® acquisition
Hired international consultant Jeff Busch



RTD TEA: WORLD'S 4TH LARGEST DRINK CATEGORY

AND LONG ISLAND ICED TEA IS RECOGNIZED GLOBALLY



NORTHEAST US[1]
$1BN
4.8% CAGR
UNITED STATES[2]
$5.3BN
10.2% CAGR
WORLDWIDE[3]
$55BN
6.6% CAGR

Top 5 Global Beverage Markets[3]			
Rank	Category	Industry Value (bn)	5-Year CAGR
1	Carbonated	$227	4.9%
2	Water	$90	5.1%
3	Dairy	$58	9.4%
4	**RTD Tea**	**$55**	**6.6%**
5	Juice Drinks	$50	5.4%

Other Large International RTD Tea Markets[4]		
Category	Industry Value (bn)	5-Year CAGR
China	$17.5	4.7%
Japan	$11.1	1.0%
Indonesia	$1.3	8.9%
Vietnam	$0.8	10.6%
Australia/NZ	$0.1	7.4%

1) *IRI, "Multi Outlet + Convenience Data" as of March 2016; Historical CAGR from 2013 to 2016*
2) *IBISWorld Industry Report OD4297, "RTD Tea Production in the US", December 2014; CAGR forecast from 2014 to 2019*
3) *Euromonitor International, "Versatility of RTD Tea Generates Bright Spot in Global Soft Drinks," 2014; Management estimates; CAGR forecast from 2014 to 2020*
4) *Euromonitor International, 2015*

A $5.3BN US MARKET WITH A 10% 5-YEAR CAGR



NARTD TEA
Annual Growth: $540mn
CSDs
Annual Decline: $2.2bn
10.2% CAGR[1]
(3.1%) CAGR[2]
$5bn[1]
NARTD Tea
$71bn[2]
Carbonated Soft Drinks
$167bn[2]
Non-Alcoholic Beverages
$28bn[2]
Functional Beverages
$30bn[2]
Fruit / Vegetable Juice
Beverages
$33bn[2]
Bottled Water
Alcoholic Beverages
$19bn[3]
Dairy
Super/Ultra Premium
Premium - Mass Market
Artificial/ Low-End

Note: "NARTD" defined as Non-Alcoholic Ready-to-Drink

1) *IBISWorld Industry Report OD4297, "RTD Tea Production in the US", December 2014*
2) *First Beverage Group Report "The evolving Non-Alcoholic Beverage Landscape" March 2015; CSD CAGR growth 2013-2019*
3) *Euromonitor International, "Drinking Milk Products in the US" July 2015*

BRAND WELL POSITIONED: PREMIUM & AFFORDABLE

LONG ISLAND ICED TEA®'S positioning:

- Priced below comparable premium brands
- White space exists in the category for an affordable healthier alternative
- LTEA pricing accelerates distribution gains and offsets infrastructure disadvantages


Price
$2.99
Gallon
$0.99
23oz
$3.69
Gallon
$1.29
16oz
$1.49
18.5oz
$1.49
18.5oz
$1.59
16oz
$1.49
16oz
$1.69
16oz
$2.99
Gallon
$1.00-$1.25
20oz
Perceived Quality

Note: All prices as of 11/30/2016 in Stop & Shop Supermarkets, or www.Peapod.com

DISTRIBUTION GROWTH AND VOLUME PER OUTLET GROWTH

Geographic and Strategic Expansion

Solid base built in Northeast, Florida & Midwest. Additional states ongoing



Other States
Midwest
Florida
Northeast
New York / New Jersey
Long Island
1. Distributors (DSD)
2. Regional Chains / Warehouses
3. AOM (Drug, Convenience)
4. Improved / New Distributors
5. National Chain Entry

Year-on-Year Increases:[1]

VPO's[2] will increase significantly in 2016 through sales execution, advertising and brand awareness

LTEA Retail Space Gains	+3,020 sq ft
Promotional Events	+15 Events
Advertising Events (newspapers, circulars, coupons, etc.)	+15 Events
Volume per Year (est.)	+219,440 (20 oz cases)



1) *Case study on four leading national chains*
2) *"VPO" defined as volume per outlet*

MAJOR COMMERCIAL INITIATIVES & UPDATES

- Transformative Account Win - Food Lion
- ALO Juice® Proposed Acquisition & Latin American Expansion
- Significant Distribution Gains
- Bottle & Label Relaunch
- International 1st Steps


Long Island
ICED TEA
LEMON

TRANSFORMATIVE ACCOUNT WIN - FOOD LION

Transformative new accounts such as Food Lion will drive increased sales performance in 2017 and expansion out of Northeast

FOOD LION – "Largest Deal in the Company's History" – 1,000 Locations in 10 States

- Largest partnership in Company's five year history
- Second partnership in the Southeast
- Over 1,000 stores across Southeast & Mid-Atlantic
- 18oz and gallon bottles
- First purchase order, ahead of schedule:
  - Largest in Company history
  - First shipment December 11, 2016
  - Available in stores January 2017

ALO JUICE® PROPOSED ACQUISITION & LATIN AMERICAN EXPANSION

Expansion into aloe juice broadens our product offerings in the better-for-you segment


ALO
ALO
ALO
ALO
ALO

- All stock proposed acquisition of ALO Juice® brand and trademark rights, with all stock earn-out
  - Projected closing in January 2017
- Appointed Julio Ponce VP of Southeast and Latin American Sales through 2017 with stock Earn-out based on:
  - ALO Juice® net sales of $2.5-$5.5mn
  - Long Island Iced Tea® net sales of $2.0-$4.0mn
- Prior to acquisition Company has sold nearly $1mn of ALO Juice® (Feb –Nov 2016)
- Aloe juice segment is projected to experience high growth worldwide for the foreseeable future
  - US market for aloe products has grown 11% in 2016 to $146mn[1]

1) *Includes drinks and vitamins. According to Chicago-based market researcher SPINS LLC*

SIGNIFICANT DISTRIBUTION GAINS

New gains will enhance 2017 performance, while our international footprint continues to expand

REGIONAL CHAINS

Food Lion, ACME, Menards, SuperMax, Krasdale, Ingles, Christmas Tree Shops, Restaurant Depot

STRATEGIC BROKER & DISTRIBUTOR RELATIONSHIPS

Southeast Beverage Company, SellEthics Marketing Group Inc., JOH, Empire Distributors, Inc., Garden Foods, General Trading, Bozzuto's Inc., Milestone Beverage

INTERNATIONAL DISTRIBUTION

Canada	Puerto Rico & Caribbean	Bermuda	Honduras	Dominican Republic & St. Martin
Unique Foods	Tres Monjitas	Premier Distributors Ltd.	Great America Beverage Co.	WinelCo Trading

BOTTLE & LABEL RELAUNCH

A bold and cleanly designed label aligns with our core brand image and clearly emphasizes the brand's premium ingredients and better-for-you positioning

- Available Q1 2017, this sleeker and slimmer 18oz design is to carry and consume
  - Immediate impact to improve gross margin
- Emphasis on natural fruit flavoring and health benefits of non-GMO and 100% raw cane sugar
  - All unique attributes within the RTD tea market
- Clean design label accentuates authentic and fresh spirit of Long Island Iced Tea® products
- Customized bottle cap printed with a refined Long Island Iced Tea® brand logo
  - Informative health cues such as "no additives", "non-GMO" and "low calories" for diet flavors


REAL BREWED TEA
Long Island
NON GMO


LEMON
MANGO
PEACH
RASPBERRY
GUAVA
GREEN TEA & HONEY
HALF & HALF
SWEET TEA
UNSWEETENED
Diet LEMON
Diet PEACH

INTERNATIONAL 1ST STEPS

Steady Progress in Geographically Proximate Markets – Enabling International Expansion from Domestic Manufacturing Footprint

CANADA

- First order with Unique Foods in Nov 2016
- Unique Foods founded 20 years ago, are the Pioneers of bringing healthy "new age" products to Canada
- Unique's Products include:
  - Stewart's Old Fashioned Sodas
  - AQUAhydrate
  - ACTIVATE
  - Icelandic Glacial
  - Coco's Pure
  - Protein2o


LES ALIMENTS
UNIQUE
FOODS
TRES MONJITAS
Great America
Beverage Co.

CARIBBEAN

- St. Maarten, Puerto Rico & Bermuda

LATIN AMERICA

- Currently distributing to Honduras
- Aloe juice brand will help leverage sales of Long Island Iced Tea®

FINANCIAL PERFORMANCE

Long Island Iced Tea Quarterly & LTM Net Sales[1]



Quarterly Net Sales
LTM Net Sales
Quarterly Net Sales (000)
LTM Net Sales (000)
$1,750
$1,500
$1,250
$1,000
$750
$500
$250
$0
$6,000
$5,000
$4,000
$3,000
$2,000
$1,000
$0
$394
$234
$265
$600
$414
$502
$508
$1,604
$1,301
$1,587
Q3 2014
Q4 2014
Q1 2015
Q2 2015
Q3 2015
Q4 2015
Q1 2016
Q2 2016
Q3 2016
Q4 2016E²

	Q3 2014	Q4 2014	Q1 2015	Q2 2015	Q3 2015	Q4 2015	Q1 2016	Q2 2016	Q3 2016	Q4 2016E[2]
YoY Growth	97%	37%	52%	58%	5%	114%	92%	167%	214%	216%
YoY LTM Growth	38%	41%	53%	61%	35%	51%	59%	103%	159%	181%

1) *Excludes Costco data; dollars in thousands; LTM stands for 'Last 12 months'*
2) *Forecasted net sales and subject to change*

GROWTH LEVERS – BY THE NUMBERS

Growth in: market, share, penetration and VPO's

$5.3bn	2014 US NARTD Tea market[1]
10%	US NARTD Tea market CAGR forecast to 2019[1]
$2bn	How much the US NARTD Tea market will grow over our 2016 – 2018 plan horizon
23	The number of states we are in (pop. 150mn)
27	States yet to penetrate (pop. 170mn)
3.5%	LTEA market share in a leading NY chain store[2]
$186mn	LTEA US revenue at a national 3.5% market share
$272mn	LTEA revenue at 3.5% market share with 3 years 10% CAGR growth imputed

Additional Growth Levers

- Packaging
- Pricing
- Innovation
- Production Scale
- Purchasing Scale
- M&A

1) *IBISWorld Industry Report OD4297, "RTD Tea Production in the US", December 2014*
2) *Nielsen Report, NY Metro Area and Shoprite Report, 12 weeks ending 3/12/16*

INTERNATIONAL & ALCOHOL - POTENTIAL FOR MORE GROWTH

... while not sacrificing focus on the US market

$55bn[1]

ICED TEA

International Market

- US, China and Japan equal $34bn of the $55bn global rtd tea market – Asia strategy equals the international strategy
- In Canada, South Korea, Puerto Rico, and other small Caribbean countries
- Recruitment of international consultant Jeff Busch – Dec 2016
- Globally networked Exec. Chairman & Advisory Board

15-20x[2]

ICED TEA

Royalty Stream Valuation multiple

- Exploring licensing opportunities globally

$215bn[3]

ALCOHOL

US Alcohol Market

- Investigating entering the US alcohol market - leveraging the name 'Long Island Iced Tea'


Long Island ICED TEA
LEMON
Long Island ICED TEA
PEACH

1) *Euromonitor International, "Versatility of RTD Tea Generates Bright Spot in Global Soft Drinks," 2014*
2) *Management estimates*
3) *Euromonitor International, "Passport: Alcoholic Drinks in the US", June 2015*

HIGH GROWTH BEVERAGE COMPANIES HAVE PROVEN REVENUE MULTIPLE UPSIDE

Bai Brands Case Study[1]

- Sold to Dr. Pepper Snapple in November 2016 for $1.7bn cash, with stated 2017E revenue of $425mn
- Represents a 4.0x 2017E revenue multiple
- Revenues of $5mn in 2012, $17mn in 2013, $50mn in 2014E, $120mn in 2015 and $300mn in 2016E

Body Armor Case Study[2]

- $20mn equity investment from Dr. Pepper Snapple Group ("DPS") in August 2015 at $171mn valuation
- Revenues of $30mn in 2014 and 180% YoY growth through August 2015
- 5.7x 2014 revenue

Vita Coco Case Study[3]

- Sold 25% stake to Reignwood Group in July 2014 at $665mn valuation
- Global retail sales rose 31% to $421mn in 2014
- 1.6x 2014 revenue

KeVita Case Study[4]

- Sold to PepsiCo in November 2016 for $250mn, with 2016E revenue of $60mn
- Represents a 4.2x 2016E revenue multiple
- "Latest global food and drink company pursuing bolt-on dealmaking in order to make it's product portfolio future proof"

Other Transactions

- Sunny Delight sale to Brynwood Partners
- American Beverage Corporation sale to Harvest Hill Beverage
- Muscle Milk sale to Hormel Foods
- ZICO sale to Coca-Cola
- Honest Tea sale to Coca-Cola
- Vitamin Water sale to Coca-Cola

1) *Wall Street Journal "Dr Pepper, Pepsi Snap Up Alternative Beverage Makers" November 2016*
2) *Wall Street Journal "Dr Pepper Buys Stake in Gatorade Rival BodyArmor" August 2015*
3) *Wall Street Journal "Coconut Water Maker Vita Coco Broadens Overseas Footprint" April 2015*
4) *Wall Street Journal "Dr Pepper, Pepsi Snap Up Alternative Beverage Makers" November 2016*

A SIMPLE STORY

Key Company Statistics:

- Headquartered in Hicksville, New York (Long Island)
- Listed on Nasdaq under symbol LTEA
- Uplisted to Nasdaq in July 2016
- $32mn market capitalization
  - 7.7mn shares outstanding
  - No debt

LONG ISLAND ICED TEA®'S global mission is:

taking an **iconic name** with **global recognition;**

building a brand with **unique top of mind awareness;**

stirring in a drink to meet **shifting consumer demands;** and

adding a **proven management team.**



Long Island
ICED TEA
LEMON

Note: Market and financial data as of January 4, 2017